UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
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Soliciting Material under §.240.14a-12

Government Properties Income Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2016. GOVERNMENT PROPERTIES INCOME TRUST You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail.We encourage you to access and review all of the important information contained in the proxy materials before voting. GOVERNMENT PROPERTIES INCOME TRUST TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 proxy materials and voting instructions. M99975-P73010 See the reverse side of this notice to obtain NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Meeting Information Meeting Type:Annual For holders as of:February 10, 2016 Date: May 17, 2016Time: 9:30 a.m., Eastern time Location: Government Properties Income Trust Two Newton Place 255 Washington Street, Suite 100 Newton, MA 02458

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Have the information that is printed in the box marked by the arrow  (located on the M99976-P73010 Vote in Person: Shareholders of record of the company as of February 10, 2016, or their duly authorized proxies are entitled to vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions for the annual meeting, please call 617-219-1410. AuthorizeYour Proxy by Internet: To authorize a proxy to submit your vote now by internet, go to www.proxyvote.com. following page) available and follow the instructions. Authorize Your Proxy by Telephone or by Mail: You can authorize a proxy to submit your vote by telephone or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions. XXXX XXXX XXXX XXXX The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. How to View Online: following page) and visit: www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 3, 2016, to facilitate timely delivery. How to Request and Receive a PAPER or E-MAIL Copy for the 2016 Annual Meeting of Shareholders and for Shareholder Meetings in the Future: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

The Board of Trustees Recommends a Vote FOR the Nominees for Trustee in Proposal 1 and FOR Proposal 2. 1. Election of Trustees. Nominee (for Independent Trustee in Class I): John L. Harrington Nominee (for Managing Trustee in Class I): Adam D. Portnoy 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year. M99977-P73010 Voting Items

M99978-P73010